SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

                                  FORM 8-K/A

                    AMENDMENT TO APPLICATION OR REPORT
             FILED PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       PNC MORTGAGE SECURITIES CORP.
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-2
            (Exact name of registrant as specified in charter)

                              AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial exhibits or other portions of the Current Report on Form 8-K (the "Report on Form 8-K") filed with the Securities and
Exchange Commission on June 24, 1996 as set forth below.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          The following exhibits are furnished herewith:

          Exhibit 99.1 which consists of certain computational materials (the "Deleted Computational Materials") prepared by the underwriters in connection with the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-2 (the "Certificates"), and previously filed with the Securities and Exchange Commission under cover of Form SE, dated June 21, 1996, and the Report on Form 8-K, and Exhibit 99.2 which consists of certain computational materials also prepared by the underwriter in connection with the Certificates which replace the Deleted Computational Materials.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   PNC MORTGAGE SECURITIES CORP.

                                   By:  /Thomas G. Lehmann/
                                        -------------------
                                        Thomas G. Lehmann
                                        Vice President

Date:     July 3, 1996.



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